UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2005

GENAERA CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-19651	13-3445668
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5110 Campus Drive Plymouth Meeting, PA	19462
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code: (610) 941-4020

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On February 24, 2005, Genaera Corporation (the “Company”) issued a press release announcing that the name EVIZON™ (pronounced ev'-i-zon) has been selected as the U.S. trade name for squalamine, its first-in-class synthetic anti-angiogenic small molecule, for the treatment of “wet” age-related macular degeneration. The Company also announced that a conference call hosted by Roy C. Levitt, MD, President and Chief Executive Officer, will be web cast on Thursday, March 3, 2005 at 1:00 PM. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

Exhibit Number	Description
99.1	Press release of the Company dated February 24, 2005 – “Genaera Selects EVIZON™ as Trade Name for Squalamine in Age-Related Macular Degeneration”.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENAERA CORPORATION
(Registrant)

By:	/s/ John A. Skolas
John A. Skolas
Executive Vice President, Chief Financial Officer,
General Counsel and Secretary

Dated: February 28, 2005

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EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release of the Company dated February 24, 2005 – “Genaera Selects EVIZON™ as Trade Name for Squalamine in Age-Related Macular Degeneration”.